UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Microsoft Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 11/13/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. This communication supplements a similar Notice of Availability of Proxy Materials you received approximately 10 days ago. It includes a voting instruction form you may fill out and return to indicate your shares voted. The following materials are available for view for the 2007 Annual Meeting of Shareholders of Microsoft:

Annual Report / Proxy Statement

To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. THIS PROCEDURE IS DIFFERENT FROM PRIOR YEARS. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/30/07. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com

** lf requesting material by e-mail please send a blank e-mail with the word “Material” Followed By The 12 Digit Control# (located on the following page) in the subject line

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

ADP

c/o ADP

51 MERCEDES WAY

EDGEWOOD, NY11717

BROADRIDGE

FINANCIAL SOLUTIONS, INC.

ATTENTION:

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51 MERCEDES WAY

EDGEWOOD, NY

11717

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MICROSOFT CORPORATION

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Please refer to the proposals and follow the instructions.

Vote By Telephone

To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.

Vote By Mail

Mark, sign and date the enclosed voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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Notice of Annual Meeting of Shareholders

The 2007 Annual Meeting of Shareholders of Microsoft Corporation will be held at the Washington State Convention and Trade Center, 800 Convention Place, Seattle, Washington, on Tuesday, November 13, 2007 at 8:00 a.m. PST.

The Board of Directors has fixed the close of business on September 7, 2007 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting of Shareholders or any adjournment(s) thereof.

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Voting items

1Election of Directors (The Board of Directors recommends a vote FOR each of the following nominees):

Nominees:

1a. William H. Gates, III

1b. Steven A. Ballmer

1c. James I. Cash Jr., Ph.D.

1d. Dina Dublon

1e. Raymond V. Gilmartin

1f. Reed Hastings

1g. David F. Marquardt

1h. Charles H. Noski

1i. Dr. Helmut Panke

1j. Jon A. Shirley

For

Against

Abstain

2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditor.

(The Board recommends a vote FOR this proposal)

3. Shareholder Proposal – Adoption of Policies on Internet Censorship.

(The Board recommends a vote AGAINST this proposal)

4. Shareholder Proposal – Establishment of Board Committee on Human Rights.

(The Board recommends a vote AGAINST this proposal)

For Against Abstain

Additional items

Sign on reverse side

*****ACCOUNT

23,456,789,012.00000 LZ6 594918MKH

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BROADRIDGE

FINANCIAL SOLUTIONS, INC.

ATTENTION:

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51 MERCEDES WAY

EDGEWOOD, NY

11717

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Non-Voting items

PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON

Voting Instructions

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Signature 2 - (Joint Owners) Date - (Rease print date) 4 OF 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY

INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S)

TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE

YOUR SECURITIES VOTED.

Authorized Signatures - This section must be completed for your instructions to be executed. 1

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary,

please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

Signature 1 - (Please sign on line)

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